George Putnam Balanced Fund
The fund's portfolio
4/30/24 (Unaudited)

COMMON STOCKS (61.5%)(a)
	Shares	Value
Basic materials (2.2%)
Agnico-Eagle Mines, Ltd. (Canada)	44,728	$2,832,519
Anglo American PLC (London Exchange) (United Kingdom)	48,767	1,591,233
Avery Dennison Corp.	13,639	2,963,482
Corteva, Inc.	131,057	7,094,115
CRH PLC (Ireland)	61,974	4,798,027
DuPont de Nemours, Inc.	54,364	3,941,390
Eastman Chemical Co.	32,652	3,083,655
Glencore PLC (United Kingdom)	468,788	2,730,115
Linde PLC	6,735	2,969,866
PPG Industries, Inc.	24,092	3,107,868
Sherwin-Williams Co. (The)	17,786	5,328,863

		40,441,133
Capital goods (3.0%)
Ball Corp.	16,466	1,145,540
Berry Global Group, Inc.	31,703	1,795,658
Boeing Co. (The)(NON)	6,953	1,166,992
Fortive Corp.	70,336	5,294,191
Honeywell International, Inc.	31,413	6,054,227
Howmet Aerospace, Inc.	55,692	3,717,441
Ingersoll Rand, Inc.	47,992	4,478,613
Johnson Controls International PLC	36,294	2,361,651
L3Harris Technologies, Inc.	7,885	1,687,784
Northrop Grumman Corp.	14,768	7,162,923
Otis Worldwide Corp.	105,527	9,624,062
RTX Corp.	44,773	4,545,355
Vertiv Holdings Co. Class A	64,496	5,998,128

		55,032,565
Communication services (0.9%)
American Tower Corp.(R)	11,925	2,045,853
Charter Communications, Inc. Class A(NON)	20,903	5,349,914
T-Mobile US, Inc.	55,138	9,052,005

		16,447,772
Computers (3.8%)
Apple, Inc.	314,314	53,537,104
Seagate Technology Holdings PLC	192,627	16,548,586

		70,085,690
Consumer cyclicals (9.4%)
4Front Ventures Corp.(NON)	3,874,790	473,887
Amazon.com, Inc.(NON)	288,063	50,411,025
BJ's Wholesale Club Holdings, Inc.(NON)	24,310	1,815,471
Booking Holdings, Inc.	2,443	8,433,309
CarMax, Inc.(NON)	24,943	1,695,376
Clorox Co. (The)	9,750	1,441,733
General Motors Co.	47,136	2,098,966
Hertz Global Holdings, Inc.(NON)(S)	152,963	695,982
Hilton Worldwide Holdings, Inc.	28,392	5,601,174
Home Depot, Inc. (The)	51,283	17,139,804
Levi Strauss & Co. Class A	76,716	1,627,914
Lululemon Athletica, Inc. (Canada)(NON)	3,213	1,158,608
Mastercard, Inc. Class A	43,012	19,407,014
Netflix, Inc.(NON)	10,773	5,932,045
Nike, Inc. Class B	13,872	1,279,831
O'Reilly Automotive, Inc.(NON)	2,270	2,300,100
On Holding AG Class A (Switzerland)(NON)(S)	32,452	1,030,351
PulteGroup, Inc.	109,217	12,168,958
Target Corp.	31,363	5,048,816
Tesla, Inc.(NON)	60,084	11,012,196
TJX Cos., Inc. (The)	39,718	3,737,067
United Rentals, Inc.	7,801	5,210,990
Walmart, Inc.	201,255	11,944,484
Walt Disney Co. (The)	45,670	5,073,937

		176,739,038
Consumer staples (3.8%)
Chipotle Mexican Grill, Inc.(NON)	2,549	8,053,820
Coca-Cola Co. (The)	196,971	12,166,899
Costco Wholesale Corp.	8,470	6,122,963
General Mills, Inc.	42,496	2,994,268
McDonald's Corp.	3,685	1,006,152
Monster Beverage Corp.(NON)	45,214	2,416,688
PepsiCo, Inc.	86,779	15,265,294
Procter & Gamble Co. (The)	106,687	17,411,318
Uber Technologies, Inc.(NON)	70,718	4,686,482

		70,123,884
Electronics (6.5%)
Advanced Micro Devices, Inc.(NON)	134,506	21,303,060
Broadcom, Inc.	16,900	21,974,563
NVIDIA Corp.	61,587	53,212,400
Qualcomm, Inc.	110,409	18,311,333
Vontier Corp.	144,038	5,852,264

		120,653,620
Energy (2.7%)
BP PLC (United Kingdom)	517,190	3,345,588
Cenovus Energy, Inc. (Canada)	306,829	6,303,072
ConocoPhillips	57,025	7,163,481
Diamond Offshore Drilling, Inc.(NON)	240,712	2,946,315
Exxon Mobil Corp.	208,997	24,718,075
Shell PLC (United Kingdom)	157,388	5,608,774

		50,085,305
Financials (7.2%)
AIA Group, Ltd. (Hong Kong)	1,027,400	7,533,914
Apollo Global Management, Inc.	90,596	9,818,794
Assured Guaranty, Ltd.	134,705	10,331,874
AXA SA (France)	235,652	8,113,953
Bank of America Corp.	358,568	13,270,602
Berkshire Hathaway, Inc. Class B(NON)	20,399	8,092,895
BlackRock, Inc.	1,862	1,405,140
Capital One Financial Corp.	58,507	8,391,659
Charles Schwab Corp. (The)	139,860	10,342,647
Citigroup, Inc.	301,873	18,513,871
Gaming and Leisure Properties, Inc.(R)	154,654	6,608,365
Goldman Sachs Group, Inc. (The)	16,413	7,003,591
KKR & Co., Inc.	63,489	5,908,921
Prudential PLC (United Kingdom)	348,704	3,034,355
Quilter PLC (United Kingdom)	1,900,666	2,604,792
Visa, Inc. Class A	39,315	10,560,402
Vornado Realty Trust(R)	98,171	2,555,391

		134,091,166
Health care (7.9%)
Abbott Laboratories	34,395	3,644,838
AbbVie, Inc.	100,327	16,317,183
Ascendis Pharma A/S ADR (Denmark)(NON)	43,133	5,971,333
Bio-Rad Laboratories, Inc. Class A(NON)	17,747	4,787,253
Boston Scientific Corp.(NON)	94,959	6,824,703
Cigna Group (The)	15,975	5,703,714
Danaher Corp.	24,200	5,968,204
Dexcom, Inc.(NON)	22,282	2,838,504
Edwards Lifesciences Corp.(NON)	23,124	1,957,909
Elevance Health, Inc.	3,153	1,666,613
Eli Lilly and Co.	18,339	14,324,593
Innoviva, Inc.(NON)	322,791	4,877,372
Intuitive Surgical, Inc.(NON)	16,097	5,965,870
Johnson & Johnson	53,375	7,717,491
McKesson Corp.	18,729	10,061,406
Medtronic PLC	30,497	2,447,079
Merck & Co., Inc.	75,793	9,793,971
Mettler-Toledo International, Inc.(NON)	1,114	1,369,886
Regeneron Pharmaceuticals, Inc.(NON)	3,573	3,182,328
Stryker Corp.	5,509	1,853,779
Thermo Fisher Scientific, Inc.	14,521	8,258,383
UnitedHealth Group, Inc.	40,577	19,627,095
Zoetis, Inc.	9,442	1,503,544

		146,663,051
Software (5.7%)
Microsoft Corp.	218,934	85,237,574
Oracle Corp.	190,687	21,690,646

		106,928,220
Technology services (5.3%)
Alphabet, Inc. Class A(NON)	287,744	46,838,967
Fair Isaac Corp.(NON)	4,803	5,443,384
Meta Platforms, Inc. Class A	71,098	30,584,227
Salesforce, Inc.	59,764	16,072,930

		98,939,508
Transportation (1.3%)
Canadian Pacific Kansas City, Ltd. (Canada)	51,792	4,062,047
FedEx Corp.	43,157	11,297,639
Southwest Airlines Co.	105,058	2,725,205
Union Pacific Corp.	29,464	6,987,682

		25,072,573
Utilities and power (1.8%)
Ameren Corp.	32,104	2,371,522
CenterPoint Energy, Inc.	60,000	1,748,400
Exelon Corp.	136,374	5,124,935
NextEra Energy, Inc.	88,549	5,930,127
NRG Energy, Inc.	159,698	11,605,254
PG&E Corp.	207,775	3,555,030
PPL Corp.	103,691	2,847,355

		33,182,623

Total common stocks (cost $688,549,020)		$1,144,486,148

CORPORATE BONDS AND NOTES (14.4%)(a)
	Principal amount	Value
Basic materials (0.9%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.55%, 11/15/30 (Germany)	$540,000	$553,145
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)	232,000	235,343
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)	1,199,000	1,206,037
Celanese US Holdings, LLC company guaranty sr. unsec. notes 3.50%, 5/8/24 (Germany)	255,000	254,891
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	750,000	680,273
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	1,539,000	1,318,010
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26	76,000	73,535
FMC Corp. sr. unsec. unsub. notes 5.65%, 5/18/33	990,000	949,045
Georgia-Pacific, LLC 144A sr. unsec. sub. notes 2.10%, 4/30/27	1,525,000	1,383,653
Glencore Funding, LLC 144A company guaranty sr. unsec. bonds 5.634%, 4/4/34	1,185,000	1,146,415
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30	1,998,000	1,653,388
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	1,600,000	1,492,896
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28	625,000	595,348
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50	204,000	128,999
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	356,000	288,747
Nutrien, Ltd. sr. unsec. notes 4.00%, 12/15/26 (Canada)	1,170,000	1,124,971
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	801,000	756,284
Westlake Corp. sr. unsec. bonds 3.125%, 8/15/51	1,857,000	1,126,320
Westlake Corp. sr. unsec. bonds 2.875%, 8/15/41	928,000	608,701
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	1,040,000	1,156,066
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31	187,000	208,528
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32(R)	156,000	172,833

		17,113,428
Capital goods (0.7%)
BAE Systems PLC 144A sr. unsec. bonds 5.50%, 3/26/54 (United Kingdom)	500,000	478,125
BAE Systems PLC 144A sr. unsec. notes 5.125%, 3/26/29 (United Kingdom)	1,145,000	1,120,669
Berry Global, Inc. company guaranty sr. notes 5.50%, 4/15/28	81,000	80,077
Berry Global, Inc. 144A company guaranty sr. notes 4.875%, 7/15/26	63,000	61,648
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	964,000	869,299
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26	1,167,000	1,087,108
Boeing Co. (The) sr. unsec. bonds 5.805%, 5/1/50	340,000	300,874
Boeing Co. (The) sr. unsec. notes 2.196%, 2/4/26	1,405,000	1,310,550
Boeing Co. (The) sr. unsec. unsub. bonds 3.375%, 6/15/46	310,000	192,783
Boeing Co. (The) sr. unsec. unsub. notes 6.125%, 2/15/33	1,165,000	1,139,596
Boeing Co. (The) 144A sr. unsec. bonds 6.858%, 5/1/54	631,000	632,710
Boeing Co. (The) 144A sr. unsec. bonds 6.528%, 5/1/34	317,000	319,283
Boeing Co. (The) 144A sr. unsec. notes 6.298%, 5/1/29	178,000	178,707
Boeing Co. (The) 144A sr. unsec. notes 6.259%, 5/1/27	87,000	87,275
Howmet Aerospace, Inc. sr. unsec. unsub. bonds 5.95%, 2/1/37	572,000	571,797
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	942,000	835,446
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	164,000	143,014
RTX Corp. sr. unsec. notes 5.15%, 2/27/33	380,000	368,739
RTX Corp. sr. unsec. unsub. bonds 6.40%, 3/15/54	1,120,000	1,201,228
Waste Connections, Inc. sr. unsec. bonds 5.00%, 3/1/34	580,000	554,395
Waste Connections, Inc. sr. unsec. notes 4.25%, 12/1/28	1,318,000	1,261,982
Waste Management, Inc. company guaranty sr. unsec. notes 4.875%, 2/15/29	880,000	869,393

		13,664,698
Communication services (1.3%)
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31(R)	2,165,000	1,788,330
American Tower Corp. sr. unsec. notes 3.125%, 1/15/27(R)	1,710,000	1,602,511
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30(R)	921,000	794,195
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27(R)	686,000	638,022
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27	1,049,000	956,696
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55	62,000	40,436
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	1,634,000	1,261,247
AT&T, Inc. sr. unsec. unsub. bonds 2.25%, 2/1/32	1,107,000	874,310
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	106,000	89,917
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 2.25%, 1/15/29	274,000	228,704
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	1,055,000	933,976
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	65,000	38,033
Comcast Corp. company guaranty sr. unsec. notes 3.45%, 2/1/50	1,618,000	1,111,389
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	921,000	698,608
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	289,000	267,792
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	541,000	507,945
Crown Castle, Inc. sr. unsec. bonds 3.80%, 2/15/28(R)	458,000	427,225
Crown Castle, Inc. sr. unsec. bonds 3.65%, 9/1/27(R)	549,000	514,515
Crown Castle, Inc. sr. unsec. notes 4.75%, 5/15/47(R)	185,000	151,824
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29(R)	1,483,000	1,307,542
Rogers Communications, Inc. company guaranty sr. unsec. bonds 8.75%, 5/1/32 (Canada)	95,000	108,925
Rogers Communications, Inc. company guaranty sr. unsec. notes 5.00%, 2/15/29 (Canada)	1,050,000	1,021,759
Rogers Communications, Inc. company guaranty sr. unsec. unsub. bonds 4.30%, 2/15/48 (Canada)	100,000	76,974
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes Ser. REGS, 3.80%, 3/15/32 (Canada)	608,000	530,456
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	1,613,000	1,689,109
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	48,000	43,920
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	1,762,000	1,678,976
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 5.75%, 1/15/54	35,000	33,970
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 5.05%, 7/15/33	660,000	632,539
Time Warner Cable Enterprises, LLC company guaranty sr. unsub. notes 8.375%, 7/15/33	670,000	725,865
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	960,000	654,900
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	1,904,000	1,824,423
Verizon Communications, Inc. sr. unsec. unsub. notes 2.355%, 3/15/32	700,000	558,504

		23,813,537
Consumer cyclicals (1.0%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	995,000	937,788
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	919,000	804,417
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	654,000	615,808
Amazon.com, Inc. sr. unsec. unsub. bonds 2.70%, 6/3/60	1,542,000	883,154
Autonation, Inc. company guaranty sr. unsec. notes 4.50%, 10/1/25	137,000	134,380
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	1,255,000	1,209,797
Brunswick Corp/DE sr. unsec. notes 5.85%, 3/18/29	565,000	559,050
Discovery Communications, LLC company guaranty sr. unsec. unsub. notes 3.625%, 5/15/30	27,000	23,510
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	609,000	529,996
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29	141,000	126,165
Hyundai Capital America 144A sr. unsec. notes 6.375%, 4/8/30 (South Korea)	106,000	108,854
Hyundai Capital America 144A sr. unsec. notes 5.40%, 1/8/31 (South Korea)	254,000	248,378
Hyundai Capital America 144A sr. unsec. notes 5.35%, 3/19/29 (South Korea)	540,000	530,697
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28	1,668,000	1,606,540
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	440,000	432,083
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	1,660,000	1,620,344
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	648,000	646,150
Omnicom Group, Inc./Omnicom Capital, Inc. sr. unsec. unsub. notes 3.60%, 4/15/26	416,000	401,833
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29	360,000	320,105
Paramount Global sr. unsec. unsub. notes 3.70%, 6/1/28	640,000	572,155
Paramount Global sr. unsec. unsub. notes 2.90%, 1/15/27	240,000	219,569
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	1,550,000	1,344,172
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	423,000	334,277
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27	800,000	720,708
Tapestry, Inc. company guaranty sr. unsec. notes 7.85%, 11/27/33	332,000	346,805
Toll Brothers Finance Corp. company guaranty sr. unsec. unsub. notes 4.35%, 2/15/28	336,000	321,247
ViacomCBS, Inc. sr. unsec. notes 4.20%, 5/19/32	8,000	6,533
Walt Disney Co. (The) company guaranty sr. unsec. bonds 4.75%, 9/15/44	30,000	26,656
Warnermedia Holdings, Inc. company guaranty sr. unsec. bonds 5.05%, 3/15/42	200,000	160,102
Warnermedia Holdings, Inc. company guaranty sr. unsec. notes 3.755%, 3/15/27	2,386,000	2,248,320

		18,039,593
Consumer staples (0.6%)
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31	660,000	523,961
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	1,155,000	1,098,973
Ashtead Capital, Inc. 144A notes 4.00%, 5/1/28	1,190,000	1,107,078
Campbell Soup Co. sr. unsec. unsub. notes 5.20%, 3/21/29	395,000	389,410
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	1,434,000	1,568,977
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	566,000	551,633
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85%, 11/15/24	875,000	865,932
Haleon US Capital, LLC company guaranty sr. unsec. unsub. notes 3.375%, 3/24/27	740,000	698,907
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 144A company guaranty sr. unsec. bonds 6.75%, 3/15/34 (Luxembourg)	800,000	816,183
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. company guaranty sr. unsec. notes 5.75%, 4/1/33 (Luxembourg)	325,000	310,821
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. company guaranty sr. unsec. notes 3.00%, 2/2/29 (Luxembourg)	1,090,000	948,000
Kenvue, Inc. company guaranty sr. unsec. notes Ser. REGS, 4.90%, 3/22/33	1,662,000	1,608,653
Kenvue, Inc. company guaranty sr. unsec. unsub. notes 5.05%, 3/22/28	253,000	252,033
Kenvue, Inc. company guaranty sr. unsec. unsub. notes Ser. REGS, 5.05%, 3/22/53	300,000	277,020
McDonald's Corp. sr. unsec. unsub. bonds Ser. MTN, 6.30%, 10/15/37	660,000	695,181

		11,712,762
Energy (0.5%)
Cheniere Energy Partners LP company guaranty sr. unsec. notes 4.50%, 10/1/29	1,645,000	1,539,131
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	522,000	436,113
Columbia Pipelines Operating Co., LLC 144A sr. unsec. bonds 6.544%, 11/15/53	585,000	604,234
Columbia Pipelines Operating Co., LLC 144A sr. unsec. notes 5.927%, 8/15/30	555,000	556,738
Diamondback Energy, Inc. company guaranty sr. unsec. notes 6.25%, 3/15/33	975,000	1,006,788
Occidental Petroleum Corp. sr. unsec. sub. notes 7.50%, 5/1/31	1,920,000	2,090,617
ONEOK, Inc. company guaranty sr. unsec. sub. bonds 6.05%, 9/1/33	120,000	121,332
ONEOK, Inc. company guaranty sr. unsec. unsub. notes 6.10%, 11/15/32	1,015,000	1,031,099
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.25%, 7/15/33	215,000	216,710
Ovintiv, Inc. company guaranty sr. unsec. notes 5.65%, 5/15/28	278,000	277,752
Ovintiv, Inc. company guaranty sr. unsec. notes 5.65%, 5/15/25	217,000	216,276
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 4.875%, 2/1/31	1,090,000	1,020,101

		9,116,891
Financials (5.3%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	2,190,000	1,828,314
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. notes 5.10%, 1/19/29 (Ireland)	285,000	277,972
Air Lease Corp. sr. unsec. notes Ser. MTN, 3.00%, 2/1/30	1,625,000	1,408,174
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	328,000	313,801
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	928,000	823,444
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	725,000	784,937
American Express Co. sr. unsec. unsub. notes 3.375%, 5/3/24	1,450,000	1,449,900
Aon PLC company guaranty sr. unsec. unsub. notes 4.25%, 12/12/42	1,265,000	983,994
Ares Capital Corp. sr. unsec. sub. notes 7.00%, 1/15/27	325,000	330,795
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	1,555,000	1,497,246
Athene Holding, Ltd. sr. unsec. bonds 6.25%, 4/1/54	345,000	336,137
Athene Holding, Ltd. sr. unsec. bonds 5.875%, 1/15/34	1,296,000	1,262,615
Australia and New Zealand Banking Group, Ltd. 144A unsec. sub. FRB 2.57%, 11/25/35 (Australia)	920,000	736,525
Australia and New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	200,000	200,137
Banco Santander SA jr. unsec. sub. FRB 9.625%, 11/21/53 (Spain)	600,000	641,250
Banco Santander SA sr. unsec. unsub. FRN 1.722%, 9/14/27 (Spain)	3,800,000	3,439,477
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	1,200,000	1,183,383
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	314,000	313,445
Bank of America Corp. sr. unsec. FRB 5.468%, 1/23/35	405,000	393,849
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.551%, 2/4/28	655,000	603,292
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	3,665,000	3,156,428
Bank of America Corp. unsec. sub. FRN (CME Term SOFR 3 Month + 1.02%), 6.351%, 9/15/26	275,000	274,790
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	600,000	610,330
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	390,000	361,039
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	5,000	3,145
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	808,000	700,895
BNP Paribas SA 144A jr. unsec. sub. FRN 4.625%, perpetual maturity (France)	305,000	244,727
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	695,000	560,237
BPCE SA 144A unsec. sub. FRB 3.648%, 1/14/37 (France)	482,000	391,227
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	810,000	807,493
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,060,000	1,043,698
CaixaBank SA 144A sr. unsec. notes 5.673%, 3/15/30 (Spain)	700,000	687,851
Capital One Financial Corp. sr. unsec. unsub. FRN 7.624%, 10/30/31	427,000	459,495
Capital One Financial Corp. sr. unsec. unsub. notes 3.75%, 3/9/27	1,146,000	1,088,505
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	227,000	221,232
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	1,055,000	990,312
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	10,000	9,423
Citigroup, Inc. sr. unsec. FRN 5.61%, 9/29/26	1,755,000	1,751,140
Citigroup, Inc. sub. unsec. bonds 6.174%, 5/25/34	303,000	300,709
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	1,540,000	1,293,367
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	3,039,000	2,924,653
CNA Financial Corp. sr. unsec. notes 5.125%, 2/15/34	659,000	621,764
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	241,000	238,983
Commonwealth Bank of Australia 144A unsec. sub. notes 5.837%, 3/13/34 (Australia)	1,285,000	1,250,715
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	535,000	434,246
Cooperatieve Rabobank UA 144A sr. unsec. FRN 1.98%, 12/15/27 (Netherlands)	285,000	258,187
Corebridge Financial, Inc. sr. unsec. notes 3.85%, 4/5/29	765,000	702,247
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	340,000	312,334
Deutsche Bank AG/New York, NY sr. unsec. unsub. FRN 2.311%, 11/16/27 (Germany)	1,035,000	941,542
Deutsche Bank AG/New York, NY unsec. sub. FRB 3.729%, 1/14/32 (Germany)	1,730,000	1,424,349
EPR Properties company guaranty sr. unsec. unsub. notes 4.50%, 6/1/27(R)	255,000	240,326
Extra Space Storage LP company guaranty sr. unsec. notes 5.90%, 1/15/31(R)	1,355,000	1,361,662
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	1,225,000	1,189,393
Fidelity National Financial, Inc. sr. unsec. bonds 3.20%, 9/17/51	573,000	349,116
Fifth Third Bancorp sr. unsec. unsub. FRN 6.339%, 7/27/29	795,000	804,061
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	1,259,000	1,278,780
Ford Motor Co. sr. unsec. unsub. notes 5.80%, 3/5/27	1,120,000	1,112,578
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	287,000	275,981
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	175,000	172,673
General Motors Financial Co., Inc. sr. unsec. notes 6.40%, 1/9/33	800,000	815,278
General Motors Financial Co., Inc. sr. unsec. notes 1.25%, 1/8/26	252,000	234,147
General Motors Financial Co., Inc. sr. unsec. sub. notes 1.50%, 6/10/26	390,000	357,680
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. bonds 3.25%, 1/15/32(R)	505,000	413,069
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. sub. notes 6.75%, 12/1/33(R)	770,000	788,904
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	207,000	188,226
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	804,000	762,897
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 5.70%, 11/1/24	1,470,000	1,470,307
ING Groep NV sr. unsec. unsub. FRN 6.083%, 9/11/27 (Netherlands)	1,015,000	1,019,752
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	963,000	655,988
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	482,000	365,323
Intercontinental Exchange, Inc. sr. unsec. notes 4.35%, 6/15/29	522,000	498,267
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	1,710,000	1,401,593
Jefferies Financial Group, Inc. sr. unsec. notes 6.20%, 4/14/34	630,000	622,804
Jefferies Financial Group, Inc. sr. unsec. notes 6.05%, 3/12/25	1,015,000	1,016,022
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	195,000	195,426
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	1,113,000	1,094,806
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (CME Term SOFR 3 Month + 1.26%), 6.569%, 5/15/47	664,000	587,716
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%, perpetual maturity	195,000	182,440
JPMorgan Chase & Co. sr. unsec. unsub. FRN 3.782%, 2/1/28	2,088,000	1,992,084
JPMorgan Chase & Co. unsec. sub. FRB 5.717%, 9/14/33	1,710,000	1,703,548
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec. bonds 3.75%, 7/1/29	105,000	96,092
Lloyds Banking Group PLC unsec. sub. FRB 3.369%, 12/14/46 (United Kingdom)	735,000	497,764
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	315,000	307,527
LPL Holdings, Inc. company guaranty sr. unsec. notes 6.75%, 11/17/28	529,000	543,682
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	1,422,000	1,374,053
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. bonds 3.729%, 10/15/70	1,457,000	914,470
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	2,564,000	2,712,492
Morgan Stanley sr. unsec. notes 5.123%, 2/1/29	1,030,000	1,013,685
Morgan Stanley sr. unsec. sub. bonds 5.942%, 2/7/39	830,000	798,626
Morgan Stanley unsec. sub. notes Ser. GMTN, 4.35%, 9/8/26	3,409,000	3,316,129
Nasdaq, Inc. sr. unsec. sub. bonds 5.55%, 2/15/34	187,000	182,897
NatWest Group PLC sr. unsec. unsub. FRN 5.847%, 3/2/27 (United Kingdom)	790,000	789,370
PNC Financial Services Group, Inc. (The) unsec. sub. FRB 4.626%, 6/6/33	2,855,000	2,611,664
Prologis LP sr. unsec. unsub. FRN 5.00%, 3/15/34(R)	565,000	540,697
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30(R)	467,000	392,714
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27(R)	194,000	176,983
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 5.20%, 8/1/28 (Canada)	1,950,000	1,938,860
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	322,000	316,711
Societe Generale SA 144A jr. unsec. sub. FRB 10.00%, 11/14/73 (France)	573,000	599,501
Teachers Insurance & Annuity Association of America 144A unsec. sub. notes 6.85%, 12/16/39	263,000	285,560
Toronto-Dominion Bank (The) sr. unsec. notes 4.108%, 6/8/27 (Canada)	734,000	705,609
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29	575,000	553,847
Truist Financial Corp. sr. unsec. unsub. FRB Ser. MTN, 5.711%, 1/24/35	1,045,000	1,014,159
UBS AG unsec. sub. notes 5.125%, 5/15/24 (Switzerland)	2,640,000	2,638,046
UBS Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	443,000	413,052
UBS Group AG 144A sr. unsec. FRB 9.016%, 11/15/33 (Switzerland)	1,090,000	1,287,988
UBS Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	320,000	306,993
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	1,815,000	1,383,537
VICI Properties LP sr. unsec. unsub. bonds 5.75%, 4/1/34(R)	840,000	808,326
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28(R)	760,000	729,948
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27(R)	285,000	267,309
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	610,000	578,578
Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.60%, 1/15/38	1,095,000	1,150,450
Westpac Banking Corp. unsec. sub. bonds 4.421%, 7/24/39 (Australia)	670,000	572,211
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	597,000	404,996

		98,249,123
Health care (1.1%)
AbbVie, Inc. sr. unsec. bonds 5.40%, 3/15/54	838,000	811,327
AbbVie, Inc. sr. unsec. bonds 5.05%, 3/15/34	335,000	326,685
AbbVie, Inc. sr. unsec. notes 4.95%, 3/15/31	1,177,000	1,154,482
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	710,000	591,646
Amgen, Inc. sr. unsec. unsub. bonds 5.75%, 3/2/63	755,000	721,155
Amgen, Inc. sr. unsec. unsub. bonds 5.65%, 3/2/53	358,000	342,285
Amgen, Inc. sr. unsec. unsub. notes 5.25%, 3/2/30	726,000	719,821
Becton, Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	820,000	706,675
Bristol-Myers Squibb Co. sr. unsec. notes 5.20%, 2/22/34	1,879,000	1,840,091
Bristol-Myers Squibb Co. sr. unsec. notes 4.90%, 2/22/29	256,000	252,133
CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	404,008	411,331
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	460,856	411,623
DH Europe Finance II SARL company guaranty sr. unsec. notes 2.60%, 11/15/29 (Luxembourg)	600,000	523,724
Eli Lilly and Co. sr. unsec. unsub. bonds 4.875%, 2/27/53	445,000	407,184
GE Healthcare Holding, LLC company guaranty sr. unsec. notes 5.65%, 11/15/27	675,000	678,539
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	143,000	141,531
HCA, Inc. company guaranty sr. unsec. bonds 6.00%, 4/1/54	637,000	607,080
HCA, Inc. company guaranty sr. unsec. bonds 5.60%, 4/1/34	483,000	471,290
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	458,000	454,612
HCA, Inc. company guaranty sr. unsec. sub. notes 3.625%, 3/15/32	275,000	236,540
HCA, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 2/1/25	475,000	472,870
Humana, Inc. sr. unsec. unsub. bonds 5.50%, 3/15/53	235,000	213,737
Humana, Inc. sr. unsec. unsub. notes 5.75%, 3/1/28	1,025,000	1,030,282
Icon Investments Six DAC company guaranty sr. notes 5.849%, 5/8/29 (Ireland)	238,000	238,000
Icon Investments Six DAC company guaranty sr. notes 5.809%, 5/8/27 (Ireland)	557,000	557,000
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 5.30%, 5/19/53 (Singapore)	703,000	655,574
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.75%, 5/19/33 (Singapore)	687,000	654,429
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.45%, 5/19/28 (Singapore)	985,000	955,315
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	185,000	176,095
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	165,000	139,968
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	1,335,000	1,150,054
Thermo Fisher Scientific, Inc. sr. unsec. notes 4.80%, 11/21/27	1,650,000	1,629,577
Viatris, Inc. company guaranty sr. unsec. notes 2.30%, 6/22/27	565,000	508,023
Wyeth, LLC company guaranty sr. unsec. bonds 5.95%, 4/1/37	340,000	350,713
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	621,000	511,618

		21,053,009
Technology (1.3%)
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	748,000	699,250
Analog Devices, Inc. sr. unsec. notes 5.05%, 4/1/34	905,000	887,603
Apple, Inc. sr. unsec. bonds 3.95%, 8/8/52	1,313,000	1,034,357
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	342,000	297,338
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	486,000	398,247
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	1,119,000	1,032,509
Broadcom, Inc. 144A sr. unsec. bonds 4.926%, 5/15/37	2,755,000	2,515,918
Broadcom, Inc. 144A sr. unsec. bonds 3.187%, 11/15/36	676,000	518,353
Cisco Systems, Inc. sr. unsec. bonds 5.30%, 2/26/54	785,000	755,348
Cisco Systems, Inc. sr. unsec. notes 5.05%, 2/26/34	1,100,000	1,075,958
Dell International, LLC/EMC Corp. company guaranty sr. bonds 8.35%, 7/15/46	29,000	35,942
Marvell Technology, Inc. sr. unsec. notes 5.95%, 9/15/33	807,000	811,789
Marvell Technology, Inc. sr. unsec. notes 5.75%, 2/15/29	808,000	811,733
Meta Platforms, Inc. sr. unsec. bonds 5.75%, 5/15/63	430,000	428,512
Meta Platforms, Inc. sr. unsec. bonds 5.60%, 5/15/53	2,144,000	2,126,287
Meta Platforms, Inc. sr. unsec. notes 4.95%, 5/15/33	531,000	520,190
Meta Platforms, Inc. sr. unsec. unsub. bonds 4.45%, 8/15/52	856,000	712,652
Meta Platforms, Inc. sr. unsec. unsub. notes 3.50%, 8/15/27	474,000	450,468
Motorola Solutions, Inc. sr. unsec. unsub. bonds 5.40%, 4/15/34	348,000	338,427
MSCI, Inc. 144A company guaranty sr. unsec. notes 3.625%, 9/1/30	1,598,000	1,391,229
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	435,000	310,765
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	1,750,000	1,304,043
Oracle Corp. sr. unsec. notes 1.65%, 3/25/26	1,385,000	1,286,706
salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	553,000	334,361
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	1,462,000	918,024
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	1,310,000	1,107,051
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	1,520,000	1,201,360

		23,304,420
Transportation (0.2%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	595,000	562,152
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.40%, 7/1/27	2,165,000	2,081,048
Westinghouse Air Brake Technologies Corp. company guaranty sr. unsec. unsub. bonds 5.611%, 3/11/34	1,540,000	1,513,901

		4,157,101
Utilities and power (1.5%)
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	1,045,000	840,615
Alexander Funding Trust II 144A sr. notes 7.467%, 7/31/28	640,000	667,748
American Electric Power Co., Inc. sr. unsec. unsub. bonds 5.625%, 3/1/33	330,000	324,519
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	528,000	501,917
American Transmission Systems, Inc. 144A sr. unsec. bonds 2.65%, 1/15/32	385,000	311,283
Appalachian Power Co. sr. unsec. unsub. notes Ser. L, 5.80%, 10/1/35	560,000	544,690
Commonwealth Edison Co. sr. mtge. bonds 5.875%, 2/1/33	610,000	614,464
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	255,000	205,903
Constellation Energy Generation, LLC sr. unsec. bonds 6.50%, 10/1/53	1,184,000	1,228,861
Constellation Energy Generation, LLC sr. unsec. bonds 6.125%, 1/15/34	486,000	497,307
Constellation Energy Generation, LLC sr. unsec. bonds 5.75%, 3/15/54	489,000	460,120
Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	520,000	426,819
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	139,000	129,191
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub. notes 8.375%, 6/15/32	490,000	555,815
Electricite De France SA 144A sr. unsec. unsub. bonds 4.75%, 10/13/35 (France)	1,205,000	1,081,670
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	416,000	403,244
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	2,076,000	1,906,957
Energy Transfer LP sr. unsec. unsub. notes 6.50%, 2/1/42	137,000	139,099
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	1,704,000	1,492,003
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	560,000	450,363
Eversource Energy sr. unsec. unsub. notes 5.45%, 3/1/28	465,000	461,324
Eversource Energy sr. unsec. unsub. notes 5.125%, 5/15/33	1,095,000	1,032,659
Exelon Corp. sr. unsec. unsub. bonds 5.45%, 3/15/34	265,000	257,567
Georgia Power Co. sr. unsec. unsub. bonds 5.25%, 3/15/34	795,000	773,418
Georgia Power Co. sr. unsec. unsub. notes 4.95%, 5/17/33	920,000	875,845
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	813,000	746,078
Kinder Morgan Energy Partners LP company guaranty sr. unsec. notes 5.40%, 9/1/44	199,000	178,155
Kinder Morgan, Inc. company guaranty sr. unsec. notes Ser. GMTN, 7.75%, 1/15/32	505,000	559,124
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes 6.051%, 3/1/25	865,000	866,713
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	620,000	617,636
NRG Energy, Inc. 144A sr. notes 2.45%, 12/2/27	900,000	802,822
Oncor Electric Delivery Co., LLC sr. FRB 4.95%, 9/15/52	875,000	777,739
Oncor Electric Delivery Co., LLC sr. notes 5.75%, 3/15/29	445,000	451,266
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	235,000	209,309
Pacific Gas and Electric Co. sr. bonds 5.90%, 6/15/32	536,000	529,376
Pacific Gas and Electric Co. sr. bonds 4.95%, 7/1/50	565,000	459,527
Pacific Gas and Electric Co. sr. notes 5.55%, 5/15/29	275,000	271,974
Pacific Gas and Electric Co. sr. notes 3.30%, 12/1/27	1,050,000	964,500
PacifiCorp sr. bonds 2.70%, 9/15/30	656,000	553,859
Puget Sound Energy, Inc. sr. bonds 5.448%, 6/1/53	570,000	538,543
Sempra Energy sr. unsec. unsub. bonds 5.50%, 8/1/33	630,000	611,946
Southern Co. (The) sr. unsec. bonds 5.70%, 3/15/34	870,000	867,350
Southern Co. (The) sr. unsec. notes 5.50%, 3/15/29	105,000	104,677
Vistra Operations Co., LLC 144A company guaranty sr. notes 6.00%, 4/15/34	1,000,000	972,026
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	442,000	408,111
Vistra Operations Co., LLC 144A sr. bonds 6.95%, 10/15/33	715,000	745,038

		28,419,170

Total corporate bonds and notes (cost $289,274,774)		$268,643,732

U.S. TREASURY OBLIGATIONS (12.7%)(a)
	Principal amount	Value
U.S. Treasury Bonds
3.625%, 2/15/53	$15,750,000	$12,868,242
3.00%, 2/15/49	16,930,000	12,345,673
3.00%, 2/15/47	18,620,000	13,729,342
2.75%, 8/15/42(SEG)(SEGTBA)	19,000,000	14,051,095
1.875%, 2/15/51	12,090,000	6,749,620
U.S. Treasury Notes
2.75%, 8/15/32	33,680,000	29,205,559
2.25%, 11/15/27	7,140,000	6,544,770
1.875%, 2/28/27	22,000,000	20,258,906
1.625%, 5/15/31	4,490,000	3,674,434
1.625%, 9/30/26	31,160,000	28,826,652
1.625%, 5/15/26	20,200,000	18,878,320
1.625%, 2/15/26	26,380,000	24,821,340
1.50%, 2/15/30	18,070,000	15,152,683
1.375%, 11/15/31	5,110,000	4,042,090
1.125%, 2/28/25	7,000,000	6,764,229
0.625%, 8/15/30(i)	198,000	154,636
0.50%, 4/30/27	20,900,000	18,377,305

Total U.S. treasury obligations (cost $267,012,725)		$236,444,896

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (9.1%)(a)
	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.8%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 4/20/54	$4,000,000	$3,933,193
5.00%, with due dates from 2/20/49 to 10/20/49	1,172,417	1,135,460
4.50%, with due dates from 3/20/49 to 10/20/49	355,403	334,824
4.00%, 4/15/43	1,608,453	1,502,348
3.50%, TBA, 5/1/54	4,000,000	3,524,454
3.50%, with due dates from 11/15/47 to 4/20/51	5,476,834	4,782,784
3.00%, with due dates from 7/20/46 to 11/20/46	20,199,013	17,431,693
2.00%, 1/20/51	1,554,783	1,188,271

		33,833,027
U.S. Government Agency Mortgage Obligations (7.3%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6.00%, with due dates from 3/1/35 to 9/1/53	402,801	400,921
5.50%, with due dates from 9/1/52 to 11/1/53	890,670	867,417
5.50%, 9/1/52(FWC)	999,615	974,144
4.50%, with due dates from 8/1/52 to 2/1/53	1,308,442	1,208,630
4.00%, with due dates from 7/1/42 to 5/1/52	2,985,868	2,718,770
3.50%, with due dates from 12/1/42 to 8/1/52	778,147	681,753
3.00%, with due dates from 3/1/43 to 10/1/51	1,167,297	984,668
2.50%, with due dates from 7/1/50 to 1/1/52	7,138,548	5,749,517
2.00%, with due dates from 3/1/51 to 1/1/52	2,478,377	1,879,315
Federal National Mortgage Association Pass-Through Certificates
6.00%, 10/1/53	4,902,015	4,898,926
5.50%, with due dates from 7/1/33 to 11/1/53	3,615,441	3,548,779
5.00%, with due dates from 8/1/33 to 10/1/52	1,055,661	1,011,775
4.50%, with due dates from 5/1/48 to 1/1/53	2,927,235	2,724,807
4.00%, 9/1/45	544,545	501,656
3.50%, 5/1/56	771,318	668,432
3.50%, with due dates from 5/1/43 to 6/1/52	5,936,497	5,198,172
3.00%, with due dates from 2/1/43 to 4/1/52	22,028,784	18,581,263
3.00%, 12/1/30	580,895	556,923
2.50%, with due dates from 7/1/50 to 4/1/52	31,230,462	24,963,084
2.50%, 2/1/36	1,599,887	1,432,096
2.00%, with due dates from 9/1/50 to 4/1/52	15,445,777	11,760,272
2.00%, with due dates from 10/1/27 to 8/1/28	1,612,244	1,521,246
Uniform Mortgage-Backed Securities
6.00%, TBA, 5/1/54	1,000,000	991,289
5.00%, TBA, 5/1/54	15,000,000	14,221,289
4.50%, TBA, 5/1/54	10,000,000	9,217,188
4.00%, TBA, 5/1/54	4,000,000	3,575,625
3.00%, TBA, 5/1/54	1,000,000	826,133
2.50%, TBA, 5/1/54	11,000,000	8,706,757
2.00%, TBA, 5/1/54	7,000,000	5,286,709

		135,657,556

Total U.S. government and agency mortgage obligations (cost $185,049,404)		$169,490,583

MORTGAGE-BACKED SECURITIES (0.4%)(a)
	Principal amount	Value
Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class C, 4.78%, 5/10/47(WAC)	$508,000	$437,664
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.468%, 12/10/44(WAC)	241,000	205,523
FRB Ser. 14-CR18, Class C, 4.912%, 7/15/47(WAC)	1,321,000	1,280,362
CSAIL Commercial Mortgage Trust Ser. 19-C17, Class AS, 3.278%, 9/15/52	1,066,000	903,079
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (US 30 Day Average SOFR + 6.86%), 12.195%, 8/25/28	160,943	171,103
REMICs Ser. 01-79, Class BI, IO, 0.234%, 3/25/45(WAC)	200,170	413
JPMorgan Chase Commercial Mortgage Securities Trust FRB Ser. 12-C6, Class D, 5.129%, 5/15/45(WAC)	480,281	457,519
Morgan Stanley Bank of America Merrill Lynch Trust Ser. 16-C28, Class A4, 3.544%, 1/15/49	3,360,000	3,215,579
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class D, 5.336%, 3/15/45(WAC)	400,142	374,633
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default)(NON)	2,032,334	20

Total mortgage-backed securities (cost $8,731,069)		$7,045,895

PURCHASED OPTIONS OUTSTANDING (0.1%)(a)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
Citibank, N.A.
Oracle Corp. (Call)	Jan-25/$140.00	$34,512,546	$303,407	$1,107,101
UBS AG
BP PLC (Call)	Jun-24/45.00	2,142,585	55,264	3,624
Hertz Global Holdings, Inc. (Call)	Jun-24/25.00	479,129	105,303	—

Total purchased options outstanding (cost $1,230,435)				$1,110,725

MUNICIPAL BONDS AND NOTES (—%)(a)
	Principal amount	Value
CA State G.O. Bonds, (Build America Bonds), 7.50%, 4/1/34	$215,000	$245,260
North TX, Tollway Auth. Rev. Bonds, (Build America Bonds), 6.718%, 1/1/49	350,000	393,832
OH State U. Rev. Bonds, (Build America Bonds), 4.91%, 6/1/40	275,000	258,922

Total municipal bonds and notes (cost $840,960)		$898,014

SHORT-TERM INVESTMENTS (4.5%)(a)
	Shares	Value
Putnam Cash Collateral Pool, LLC 5.61%(AFF)	1,662,730	$1,662,730
Putnam Short Term Investment Fund Class P 5.48%(AFF)	80,505,890	80,505,890
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.25%(P)	1,000,000	1,000,000

Total short-term investments (cost $83,168,620)		$83,168,620
TOTAL INVESTMENTS

Total investments (cost $1,523,857,007)		$1,911,288,613

	FORWARD CURRENCY CONTRACTS at 4/30/24 (aggregate face value $66,988,329) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	6/20/24	$5,295,443	$5,379,295	$83,852
		Canadian Dollar	Sell	7/17/24	216,673	221,270	4,597
		Euro	Sell	6/20/24	1,623,022	1,659,365	36,343
		Hong Kong Dollar	Buy	5/16/24	354,378	354,779	(401)
	Barclays Bank PLC
		British Pound	Sell	6/20/24	5,354,941	5,440,258	85,317
		Canadian Dollar	Sell	7/17/24	1,884,597	1,924,663	40,066
		Euro	Sell	6/20/24	3,710,237	3,780,679	70,442
	Citibank, N.A.
		Canadian Dollar	Sell	7/17/24	2,492,504	2,544,929	52,425
	Goldman Sachs International
		Canadian Dollar	Sell	7/17/24	2,981,127	3,043,819	62,692
		Euro	Sell	6/20/24	3,861,975	3,934,910	72,935
		Hong Kong Dollar	Sell	5/16/24	404,727	405,423	696
	HSBC Bank USA, National Association
		Danish Krone	Sell	6/20/24	2,731,565	2,795,173	63,608
		Hong Kong Dollar	Sell	5/16/24	5,907,788	5,921,753	13,965
	JPMorgan Chase Bank N.A.
		British Pound	Sell	6/20/24	1,572,085	1,596,890	24,805
		Canadian Dollar	Sell	7/17/24	4,770,008	4,870,915	100,907
	Morgan Stanley & Co. International PLC
		British Pound	Buy	6/20/24	98,115	99,208	(1,093)
		Canadian Dollar	Buy	7/17/24	283,515	285,812	(2,297)
		Danish Krone	Sell	6/20/24	3,600,257	3,586,535	(13,722)
		Euro	Sell	6/20/24	1,349,061	1,380,843	31,782
	NatWest Markets PLC
		Canadian Dollar	Sell	7/17/24	321,118	327,879	6,761
	State Street Bank and Trust Co.
		British Pound	Buy	6/20/24	137,486	139,882	(2,396)
		Canadian Dollar	Buy	7/17/24	3,838,947	3,813,642	25,305
		Hong Kong Dollar	Sell	5/16/24	2,243,399	2,249,100	5,701
	Toronto-Dominion Bank
		British Pound	Sell	6/20/24	2,547,857	2,588,365	40,508
	UBS AG
		Canadian Dollar	Sell	7/17/24	3,788,469	3,853,674	65,205
		Euro	Sell	6/20/24	2,560,927	2,608,934	48,007
	WestPac Banking Corp.
		British Pound	Sell	6/20/24	2,146,274	2,180,334	34,060

	Unrealized appreciation						969,979

	Unrealized (depreciation)						(19,909)

	Total						$950,070
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 4/30/24 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized depreciation
S&P 500 Index E-Mini (Long)	29	$7,301,751	$7,347,150	Jun-24	$(102,765)

Unrealized appreciation					—

Unrealized (depreciation)					(102,765)

Total					$(102,765)

WRITTEN OPTIONS OUTSTANDING at 4/30/24 (premiums $703,570) (Unaudited)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
Citibank, N.A.
Oracle Corp. (Call)	Jan-25/$150.00	$34,512,546	$303,407	$633,738
UBS AG
BP PLC (Call)	Jun-24/50.00	2,142,585	55,264	209
Hertz Global Holdings, Inc. (Call)	Jun-24/30.00	479,129	105,303	—

Total				$633,947

TBA SALE COMMITMENTS OUTSTANDING at 4/30/24 (proceeds receivable $5,692,930) (Unaudited)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 6.00%, 5/1/54	$1,000,000	5/13/24	$991,289
Uniform Mortgage-Backed Securities, 5.00%, 5/1/54	4,000,000	5/13/24	3,792,344
Uniform Mortgage-Backed Securities, 3.00%, 5/1/54	1,000,000	5/13/24	826,133

Total			$5,609,766

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
BKNT	Bank Note
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REMICs	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2023 through April 30, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $1,861,658,261.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 7/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 4/30/24
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$22,535,184	$129,388,639	$150,261,093	$632,110	$1,662,730
	Putnam Short Term Investment Fund Class P‡	43,737,620	278,643,909	241,875,639	2,772,271	80,505,890

	Total Short-term investments	$66,272,804	$408,032,548	$392,136,732	$3,404,381	$82,168,620
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $1,662,730 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $1,562,735.
‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $383,048.
(SEGTBA)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $387,520.
(FWC)	Forward commitment, in part or in entirety (Note 1).
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
(WAC)	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts for gaining exposure to securities and for managing downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts for equitizing cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used for hedging foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
TBA commitments: The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
The fund may also enter into TBA sale commitments to hedge its portfolio positions to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.
Unsettled TBA commitments are valued at their fair value according to the procedures described under "Security valuation" above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $111,395 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$36,119,785	$4,321,348	$—
Capital goods	55,032,565	—	—
Communication services	16,447,772	—	—
Consumer cyclicals	176,739,038	—	—
Consumer staples	70,123,884	—	—
Energy	41,130,943	8,954,362	—
Financials	112,804,152	21,287,014	—
Health care	146,663,051	—	—
Technology	396,607,038	—	—
Transportation	25,072,573	—	—
Utilities and power	33,182,623	—	—

Total common stocks	1,109,923,424	34,562,724	—
Corporate bonds and notes	—	268,643,732	—
Mortgage-backed securities	—	7,045,895	—
Municipal bonds and notes	—	898,014	—
Purchased options outstanding	—	1,110,725	—
U.S. government and agency mortgage obligations	—	169,490,583	—
U.S. treasury obligations	—	236,444,896	—
Short-term investments	1,000,000	82,168,620	—

Totals by level	$1,110,923,424	$800,365,189	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$950,070	$—
Futures contracts	(102,765)	—	—
Written options outstanding	—	(633,947)	—
TBA sale commitments	—	(5,609,766)	—

Totals by level	$(102,765)	$(5,293,643)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)	$340,000
Written equity option contracts (contract amount)	$340,000
Futures contracts (number of contracts)	40
Forward currency contracts (contract amount)	$65,700,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com